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                                                                  EXHIBIT 23.1








                         INDEPENDENT AUDITORS' CONSENT



The Stockholders and Board of Directors
Capstone Capital Corporation:

We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG Peat Marwick LLP


Birmingham, Alabama
July 18, 1997